Exhibit 99.01

                LG&E Energy Executives Cite Competitive Readiness
            As Key to Business Success; Anticipate Aggressive Growth
                        In Energy Marketing and Retailing

NEW YORK - Commodity marketing and retail merchandising skills, strengths in trading and risk management and the ability to package integrated energy solutions, rather than relying on traditional assets or regulatory protections, are the new ingredients for success in the rapidly emerging energy services industry, LG&E Energy Corp. executives told a meeting of industry analysts today.

LG&E Energy Chairman and Chief Executive Officer Roger W. Hale told a meeting of the financial analysts that the company's early efforts to build these strengths, combined with a commitment to anticipate market trends and customer needs, have fueled a compounded annual earnings growth rate from operations of
6.5 percent over the last five years and a total shareholder return that has outpaced industry averages. Hale credited the growth rate to the company's non-traditional approach to market opportunities that are developing as the electric and natural gas industries converge and evolve in response to market forces and new customer needs. Over the last two years, the company has vaulted to a position as the nation's largest utility-affiliated power and natural gas marketer, and has earned among the highest ratings in the country for its local utility operations.

"I think more utilities will be judged -- by their customers and shareholders -
- - on how aggressively they embrace competition and stake their strategies on customer choice and market needs, " said Hale, who noted that the company is consistently cited as a leader in its markets and among the most prepared among other utilities for competition.

Hale told the analysts that several trends are combining to fundamentally reshape the electric and natural gas industries -- the dominance of customer choice, the convergence of natural gas and power marketing, the evolution of energy as a commodity, the demise of the vertically integrated utility, the growing role of independent marketers, and increased emphasis on marketing, merchandising, risk management, commodity trading and product packaging. Hale also predicted that recent state initiatives in Illinois, New Hampshire and New York allowing direct retail sales to industrial customers will prove to be "matchsticks on dry timber" in igniting demand by industrial customers in other states for similar choices and more quickly driving the industry toward a market clearing price for power.

LG&E Energy has anticipated and responded to these trends, said Hale, by acquiring and growing independent power and natural gas marketing businesses, constructing a power trading room, recruiting commodity trading, marketing and retail merchandising skills from within and outside the energy industry, and launching new retail products and services, such as appliance repair and design of commercial energy systems.

Walter Berger, executive vice president and chief financial officer, traced the company development over five years, including its acquisition of independent power business, its purchase and later sale of a partnership interest in Natural Gas Clearinghouse, and its more recent acquisition of Hadson Gas. The company intends to continue this expansion -- both in the scope and scale of the business and to reach new customers and markets.

Berger said the company's early ventures in energy services and other activities are designed to achieve a growth rate of six to eight percent a year over the next few years, significantly outpacing the rest of the industry and offering a very attractive total return to shareholders. Berger also said the earnings growth would allow the company to drive its dividend payout ratio down to 65 to 70 percent in the next couple of years. Last year, LG&E Energy achieved a payout ratio of 72 percent on normalized earnings while enjoying increased dividends for the 41st year in a row. In 1995, the company surpassed $100 million in normalized earnings on revenues of $1.4 billion. The company's growth in earnings per share continued into the first quarter of this year, up ten percent from the comparable quarter in 1995, and Berger said he anticipates this year's second quarter results also will be strong compared with the second quarter of 1995, without considering the effects of a buyout of power sales agreements in Maine recorded in the second quarter of 1995. The company believes revenues in 1996 could reach $3 billion.

Contributing to the earnings growth were dramatic sales increases by the company's energy marketing units over the last few months. LG&E Power Marketing expects to sell 12 million megawatt hours of power in 1996 -- compared with 1.8 million megawatt hours during all of 1995. LG&E Natural, the natural gas marketing group based in Dallas, showed similar growth, tripling its sales since being acquired by LG&E Energy a year ago.

The company's utility operations, LG&E, continue to deliver solid returns on equity, said Berger, which should provide a base for even stronger corporate earnings as the company's non-utility businesses reach their potential. LG&E has the lowest combined rates in the Midwestern region and last year was described as "fast becoming a `best-in-class' utility" in a comprehensive audit by the Kentucky Public Service Commission.

In summarizing the financial results of the operating units, Berger said the investment strategy supports both growth and profitability, and that the company expects to grow across all four of its target segments -- power generation, power marketing, natural gas marketing and retail distribution.
The company has maintained AA bond rating on its debt and S&P recently upgraded its outlook on the company's business position to "above average."

In a question and answer session with analysts, Hale said the partnership interests with Kenetech on several U.S. and international wind power projects are expected to be financially isolated from any impact of the recently announced bankruptcy of Kenetech and that LG&E Energy hopes to operate some of the plants through an LG&E Power subsidiary.

The Private Securities Litigation Reform Act of 1995 provides a new "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation providing those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements are contained herein. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. The words "anticipate", "estimate", "expect", "objective" and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the Company's actual results to differ materially from those contemplated in the forward-looking statements include, among others, the following:

- -- Increased competition in the utility, natural gas and electric power marketing industries, including effects of: decreasing margins as result of competitive pressures; industry restructuring initiatives; transmission system operation and/or administration initiatives; recovery of investments made under traditional regulation; nature of competitors entering the industry;retailwheeling; a new pricing structure; and former customers entering the generation market;
- -- Changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, transmission, currency, interest rate and warranty risks;
- -- Risks associated with price risk management strategies intended to mitigate exposure to adverse movement in the prices of electricity and natural gas on both a global and regional basis;
- -- Legal, regulatory, economic and other factors which may result in redetermination or cancellation of revenue payment streams under power sales agreements resulting in reduced operating income and potential asset impairment related to the Company's investments in independent power production ventures;
- --  Economic conditions including inflation rates and monetary fluctuations;
- -- Trade, monetary, fiscal, taxation, and environmental policies of governments, agencies and similar organizations in geographic areas where the Company has a financial interest;
- -- Customer business conditions including demand for their products of services and supply of labor and materials used in creating their products and services;
- -- Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange
    Commission, the Federal Energy Regulatory Commission, state public utility commissions, state entities which regulate natural gas transmission, gathering and processing and similar entities with regulatory oversight;
- -- Availability or cost of capital such as changes in: interest rates, market perceptions of the utility and energy-related industries, the Company or any of its subsidiaries or security ratings;
- -- Factors affecting utility and non-utility operations such as unusual weather conditions; catastrophic weather-related damage; unscheduled generation outages, unusual maintenance or repairs; unanticipated changes to fossil fuel, or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; environmental incidents; or electric transmission or gas pipeline system constraints;
- -- Employee workforce factors including changes in key executives, collective bargaining agreements with union employees, or work stoppages;
- -- Rate-setting policies or procedures of regulatory entities, including environmental externalities;
- --  Social attitudes regarding the utility, natural gas and power industries;
- -- Identification of suitable investment opportunities to enhance shareholder returns and achieve long-term financial objectives through business acquisitions;
- -- Some future project investments made by the Company could take the form of minority interests, which would limit the Company's ability to control the development or operation of the project;
- -- Legal and regulatory delays and other unforeseeable obstacles associated with mergers, acquisitions and investments in joint ventures;
- -- Costs and other effects of legal and administrative proceedings, settlements, investigations, claims and matters, including but not limited to those described in Note 16 of the Notes to Financial Statements of the Company's Annual Report on Form 10-K under the caption Commitments and Contingencies;
- -- Technological developments, changing markets and other factors that result in competitive disadvantages and create the potential for impairment of existing assets;
- -- Factors associated with non-regulated investments, including but not limited to: continued viability of partners, foreign government actions, foreign economic and currency risks, political instability in foreign countries, partnership actions, competition, operating risks, dependence on certain customers, third-party operators, suppliers and domestic and foreign environmental and energy regulations;
- -- Other business or investment considerations that may be disclosed from time to time in the Company's Securities and Exchange Commission filings or in other publicly disseminated written documents.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LG&E Energy Corp. is an industry-leading energy services holding company headquartered in Louisville, Kentucky. The company has four operating divisions with assets and operations in retail and wholesale power and natural gas services and marketing. It has offices, operations and partnership projects throughout the U.S., as well as Canada, Argentina and Spain.